Cincinnati Bell Reports Second Quarter 2012 Results

•	Second quarter Adjusted EBITDA improves sequentially and year-over-year to $140 million

•	First-half 2012 revenue of $731 million is the highest generated since 2003

•	CyrusOne second quarter revenue grows 20 percent year-over-year

CINCINNATI - August 8, 2012 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the second quarter of 2012. For the quarter, revenue was $368 million, comparable to the second quarter of 2011 and improved from $363 million generated in the first quarter of 2012. Operating income for the quarter was $65 million compared to $78 million in the second quarter of 2011, while net income of $5 million resulted in diluted earnings per share of 1 cent compared to 5 cents in the second quarter of 2011, both down from 2011 due primarily to a $13 million non-cash impairment write-down of assets. Adjusted earnings before interest, taxes, depreciation and amortization1 (Adjusted EBITDA) for the second quarter of 2012 were $140 million, an improvement from $137 million generated in the same period of 2011 and $139 million in the first quarter of 2012.

For the first half of 2012, Cincinnati Bell generated revenue of $731 million and Adjusted EBITDA of $278 million, which were largely in-line with 2011 amounts of $728 million and $280 million, respectively. Operating income was $146 million, down from $164 million in the first half of 2011 due largely to the asset write-down mentioned above.

“The success of CyrusOne and Fioptics continues to be a strong catalyst for the growth in Cincinnati Bell's revenue and Adjusted EBITDA despite the challenges of ongoing access line and wireless subscriber losses,” said Jack Cassidy, president and chief executive officer. “This success helped to generate our highest first half revenue since 2003, and keeps us on track to meet our guidance for 2012.”

Quarterly Highlights

•
For the quarter, Data Center Colocation revenue of $54 million increased 20 percent compared to the second quarter of 2011, while the segment's Adjusted EBITDA increased 12 percent to $29 million, resulting in an Adjusted EBITDA margin[2] of 53 percent. At the end of the quarter, the segment had 801,000 square feet of total data center capacity and utilization was 85 percent.

•
Wireline revenue for the quarter was $184 million, up from $182 million in the first quarter of 2012 and down slightly from $185 million in the second quarter of 2011, as growth from the segment's Fioptics product suite and enterprise products continues to have a positive impact on revenue and to mitigate the impact of access line losses. Adjusted EBITDA in the quarter was $88 million, comparable to $89 million in the first quarter of 2012 and $90 million in the second quarter of

2011. Wireline Adjusted EBITDA margin in the quarter was 48 percent, down slightly from 49 percent in both the first quarter in 2012 and the second quarter in 2011.

•	For the quarter, Wireless revenue was $62 million and Adjusted EBITDA was $24 million, resulting in a strong Adjusted EBITDA margin of 39 percent.

Financial and Operations Review
“We are extremely pleased with the 20 percent revenue growth of CyrusOne, and continue to believe our investment in this business and industry will provide high returns to our shareholders,” said Kurt Freyberger, chief financial officer. “The Communications business also performed well, growing quarterly revenue sequentially and maintaining strong Adjusted EBITDA margins.”

Data Center Colocation Segment
Revenue for the quarter was $54 million, an increase of $9 million or 20 percent compared to the second quarter in 2011 as a result of significant sales of data center space during the past year. The segment had an operating loss of $2 million in the second quarter of 2012 due largely to the $13 million non-cash write-down of facilities and intangibles primarily associated with its Gramtel acquisition in 2007. Adjusted EBITDA in the quarter of $29 million does not include this write-down and increased 12 percent year-over-year, reflective of higher revenues partially offset by expected additional selling and administrative costs to support the growing operation. Adjusted EBITDA margin for the second quarter remained strong at 53 percent.

CyrusOne commissioned an additional 19,000 square feet of data center space during the quarter and decommissioned low-value legacy space totaling 24,000 square feet, resulting in data center capacity of 801,000 square feet at the end of the second quarter.  The company plans to redevelop the decommissioned space to conform to the high-density enterprise power standard it currently deploys, and expects to be able to charge increased rent on this redeveloped space.  Excluding the decommissioned space, the company sold an additional 19,000 square feet of space, resulting in quarter-end utilization of 85 percent, comparable to the first quarter of 2012 and down from 90 percent utilization in the second quarter of 2011.

Wireline Segment
For the quarter, Wireline revenue was $184 million, down slightly from $185 million in the second quarter of 2011 and improved from $182 million in the first quarter of 2012. Operating income amounted to $55 million, similar to the second quarter in 2011, while Adjusted EBITDA totaled $88 million, slightly lower than $90 million in the second quarter of 2011. The Adjusted EBITDA margin in the quarter was 48 percent compared to 49 percent in the same period a year ago. The growth of the company's entertainment, data and VoIP product lines, combined with its ongoing cost reduction efforts, continue to offset the impact of access line losses on revenue and Adjusted EBITDA.

During the quarter, the company continued to invest in its Fioptics footprint, passing 22,000 additional homes and businesses and ending the quarter with a total of 169,000 units passed. Wireline added 4,000 new Fioptics entertainment and high-speed internet subscribers during the quarter, bringing each of the entertainment and high-speed internet subscriber bases to 47,000 at the end of the quarter. Total high-speed internet subscribers remained flat at 257,000, as the increase in Fioptics subscribers was offset by a decrease in DSL high-speed internet subscribers.

Wireless Segment
Wireless revenue for the quarter decreased to $62 million from $70 million in the second quarter of 2011, as subscriber losses from a competitive environment continued to challenge the segment. Despite the lower revenue, operating income in the quarter was $16 million, up from $15 million in the second quarter of 2011, and Adjusted EBITDA of $24 million was comparable to the same period a year ago. As a result, the segment generated a strong Adjusted EBITDA margin of 39 percent in the quarter.

Total wireless subscribers at the end of the quarter decreased to 430,000 from 487,000 at the end of the second quarter in 2011. The segment continues to grow its smartphone subscriber base, ending the quarter with a total of 127,000 smartphone subscribers, up from 113,000 at the end of the second quarter in 2011. Postpaid smartphone subscribers at quarter-end represented 36 percent of the total postpaid subscribers, up from 30 percent at the end of the second quarter in 2011.

IT Services and Hardware Segment
For the quarter, revenue was $77 million compared to $76 million in the second quarter of 2011, while Adjusted EBITDA decreased to $3 million from $4 million in the same period a year ago. Adjusted EBITDA margin in the quarter was 4 percent, down from 5 percent in the second quarter of 2011.

2012 Outlook
Cincinnati Bell reaffirms its financial guidance for 2012:

Category	2012 Guidance
Revenue	$1.5 billion
Adjusted EBITDA	Approx. $530 million*

*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call today at 10:00 a.m. (ET) to discuss its results for the second quarter of 2012. A live webcast of the call will be available via the Investor Relations section of

www.cincinnatibell.com. The conference call dial-in number is (866) 780-1078. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Wednesday August 22, 2012. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 5436541. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow, net income excluding special items, and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The Company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items.

2Adjusted EBITDA margin provides a useful measure of operational performance. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The Company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the Company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

Net debt provides a useful measure of liquidity and financial health. The Company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local, long distance, data, Internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing. For more information, visit www.cincinnatibell.com.

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Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2012	2011	$	%	2012	2011	$	%

Revenue	$368.2	$367.5	$0.7	0%	$731.0	$728.3	$2.7	0%

Costs and expenses
Cost of services and products	171.7	169.0	2.7	2%	337.5	328.2	9.3	3%
Selling, general and administrative	63.4	66.6	(3.2)	(5)%	127.4	131.2	(3.8)	(3)%
Depreciation and amortization	53.7	48.8	4.9	10%	104.8	97.2	7.6	8%
Restructuring charges	1.2	—	1.2	n/m	2.1	—	2.1	n/m
Curtailment loss	—	4.2	(4.2)	n/m	—	4.2	(4.2)	n/m
Acquisition costs	—	0.8	(0.8)	n/m	—	1.9	(1.9)	n/m
Asset impairments	13.0	0.5	12.5	n/m	13.0	1.6	11.4	n/m

Operating income	65.2	77.6	(12.4)	(16)%	146.2	164.0	(17.8)	(11)%

Interest expense	53.7	53.4	0.3	1%	108.1	107.9	0.2	0%
Other expense, net	—	—	—	n/m	1.5	—	1.5	n/m

Income before income taxes	11.5	24.2	(12.7)	(52)%	36.6	56.1	(19.5)	(35)%
Income tax expense	7.0	10.7	(3.7)	(35)%	19.5	24.7	(5.2)	(21)%

Net income	4.5	13.5	(9.0)	(67)%	17.1	31.4	(14.3)	(46)%

Preferred stock dividends	2.6	2.6	—	0%	5.2	5.2	—	0%

Net income applicable to common shareowners	$1.9	$10.9	$(9.0)	(83)%	$11.9	$26.2	$(14.3)	(55)%

Basic earnings per common share	$0.01	$0.06			$0.06	$0.13
Diluted earnings per common share	$0.01	$0.05			$0.06	$0.13

Weighted average common shares outstanding
(in millions)
- Basic	195.8	198.0			195.5	197.9
- Diluted	201.7	201.0			201.7	200.7

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	June 30,	March 31,	Change
	2012	2012	$	%

Revenue	$368.2	$362.8	$5.4	1%

Costs and expenses
Cost of services and products	171.7	165.8	5.9	4%
Selling, general and administrative	63.4	64.0	(0.6)	(1)%
Depreciation and amortization	53.7	51.1	2.6	5%
Restructuring charges	1.2	0.9	0.3	33%
Asset impairments	13.0	—	13.0	n/m

Operating income	65.2	81.0	(15.8)	(20)%

Interest expense	53.7	54.4	(0.7)	(1)%
Other expense, net	—	1.5	(1.5)	n/m

Income before income taxes	11.5	25.1	(13.6)	(54)%
Income tax expense	7.0	12.5	(5.5)	(44)%

Net income	4.5	12.6	(8.1)	(64)%

Preferred stock dividends	2.6	2.6	—	0%

Net income applicable to common shareowners	$1.9	$10.0	$(8.1)	(81)%

Basic and diluted earnings per common share	$0.01	$0.05

Weighted average common shares outstanding
(in millions)
- Basic	195.8	195.3
- Diluted	201.7	201.6

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2012	2011	$	%	2012	2011	$	%
Wireline
Revenue
Voice - local service	$64.7	$71.8	$(7.1)	(10)%	$130.7	$145.0	$(14.3)	(10)%
Data	76.2	72.7	3.5	5%	152.2	143.8	8.4	6%
Long distance and VoIP	29.1	27.5	1.6	6%	58.0	55.3	2.7	5%
Entertainment	8.4	6.6	1.8	27%	16.1	12.4	3.7	30%
Other	5.3	6.6	(1.3)	(20)%	9.1	12.6	(3.5)	(28)%

Total revenue	183.7	185.2	(1.5)	(1)%	366.1	369.1	(3.0)	(1)%

Operating costs and expenses
Cost of services and products	71.2	67.6	3.6	5%	140.0	133.5	6.5	5%
Selling, general and administrative	30.7	32.4	(1.7)	(5)%	61.2	65.4	(4.2)	(6)%
Depreciation and amortization	26.4	25.1	1.3	5%	52.3	50.5	1.8	4%
Other*	0.7	4.7	(4.0)	(85)%	0.7	4.7	(4.0)	(85)%

Total operating costs and expenses	129.0	129.8	(0.8)	(1)%	254.2	254.1	0.1	0%

Operating income	$54.7	$55.4	$(0.7)	(1)%	$111.9	$115.0	$(3.1)	(3)%

Wireless
Revenue
Service	$57.6	$64.6	$(7.0)	(11)%	$116.7	$129.7	$(13.0)	(10)%
Equipment	4.2	5.1	(0.9)	(18)%	8.8	11.4	(2.6)	(23)%

Total revenue	61.8	69.7	(7.9)	(11)%	125.5	141.1	(15.6)	(11)%

Operating costs and expenses
Cost of services and products	27.4	31.9	(4.5)	(14)%	56.9	63.9	(7.0)	(11)%
Selling, general and administrative	10.6	14.2	(3.6)	(25)%	21.3	27.5	(6.2)	(23)%
Depreciation and amortization	8.0	8.4	(0.4)	(5)%	15.9	17.1	(1.2)	(7)%
Other*	—	—	—	n/m	0.5	1.1	(0.6)	(55)%

Total operating costs and expenses	46.0	54.5	(8.5)	(16)%	94.6	109.6	(15.0)	(14)%

Operating income	$15.8	$15.2	$0.6	4%	$30.9	$31.5	$(0.6)	(2)%

Data Center Colocation
Revenue	$54.0	$45.1	$8.9	20%	$106.6	$88.5	$18.1	20%

Operating costs and expenses
Cost of services	17.8	14.4	3.4	24%	35.1	28.1	7.0	25%
Selling, general and administrative	7.6	4.9	2.7	55%	14.1	10.6	3.5	33%
Depreciation and amortization	17.0	13.0	4.0	31%	32.6	25.0	7.6	30%
Other*	13.5	—	13.5	n/m	13.5	—	13.5	n/m

Total operating costs and expenses	55.9	32.3	23.6	73%	95.3	63.7	31.6	50%

Operating (loss) income	$(1.9)	$12.8	$(14.7)	n/m	$11.3	$24.8	$(13.5)	(54)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$49.8	$53.3	$(3.5)	(7)%	$95.5	$101.8	$(6.3)	(6)%
Managed and professional services	27.5	22.4	5.1	23%	55.0	44.2	10.8	24%

Total revenue	77.3	75.7	1.6	2%	150.5	146.0	4.5	3%

Operating costs and expenses
Cost of services and products	63.3	62.6	0.7	1%	122.0	117.6	4.4	4%
Selling, general and administrative	10.9	9.4	1.5	16%	21.2	19.3	1.9	10%
Depreciation and amortization	2.3	2.2	0.1	5%	3.9	4.4	(0.5)	(11)%

Total operating costs and expenses	76.5	74.2	2.3	3%	147.1	141.3	5.8	4%

Operating income	$0.8	$1.5	$(0.7)	(47)%	$3.4	$4.7	$(1.3)	(28)%

	*Other includes restructuring charges, curtailment loss and asset impairments.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	June 30,	March 31,	Change
	2012	2012	$	%
Wireline
Revenue
Voice - local service	$64.7	$66.0	$(1.3)	(2)%
Data	76.2	76.0	0.2	0%
Long distance and VoIP	29.1	28.9	0.2	1%
Entertainment	8.4	7.7	0.7	9%
Other	5.3	3.8	1.5	39%

Total revenue	183.7	182.4	1.3	1%

Operating costs and expenses
Cost of services and products	71.2	68.8	2.4	3%
Selling, general and administrative	30.7	30.5	0.2	1%
Depreciation and amortization	26.4	25.9	0.5	2%
Other*	0.7	—	0.7	n/m

Total operating costs and expenses	129.0	125.2	3.8	3%

Operating income	$54.7	$57.2	$(2.5)	(4)%

Wireless
Revenue
Service	$57.6	$59.1	$(1.5)	(3)%
Equipment	4.2	4.6	(0.4)	(9)%

Total revenue	61.8	63.7	(1.9)	(3)%

Operating costs and expenses
Cost of services and products	27.4	29.5	(2.1)	(7)%
Selling, general and administrative	10.6	10.7	(0.1)	(1)%
Depreciation and amortization	8.0	7.9	0.1	1%
Other*	—	0.5	(0.5)	n/m

Total operating costs and expenses	46.0	48.6	(2.6)	(5)%

Operating income	$15.8	$15.1	$0.7	5%

Data Center Colocation
Revenue	$54.0	$52.6	$1.4	3%

Operating costs and expenses
Cost of services	17.8	17.3	0.5	3%
Selling, general and administrative	7.6	6.5	1.1	17%
Depreciation and amortization	17.0	15.6	1.4	9%
Other*	13.5	—	13.5	n/m

Total operating costs and expenses	55.9	39.4	16.5	42%

Operating (loss) income	$(1.9)	$13.2	$(15.1)	n/m

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$49.8	$45.7	$4.1	9%
Managed and professional services	27.5	27.5	—	0%

Total revenue	77.3	73.2	4.1	6%

Operating costs and expenses
Cost of services and products	63.3	58.7	4.6	8%
Selling, general and administrative	10.9	10.3	0.6	6%
Depreciation and amortization	2.3	1.6	0.7	44%

Total operating costs and expenses	76.5	70.6	5.9	8%

Operating income	$0.8	$2.6	$(1.8)	(69)%

	*Other includes restructuring charges and asset impairments.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2012	2011	$	%	2012	2011	$	%
Revenue
Wireline	$183.7	$185.2	$(1.5)	(1)%	$366.1	$369.1	$(3.0)	(1)%
Wireless	61.8	69.7	(7.9)	(11)%	125.5	141.1	(15.6)	(11)%
Data Center Colocation	54.0	45.1	8.9	20%	106.6	88.5	18.1	20%
IT Services and Hardware	77.3	75.7	1.6	2%	150.5	146.0	4.5	3%
Eliminations	(8.6)	(8.2)	(0.4)	(5)%	(17.7)	(16.4)	(1.3)	(8)%

Total revenue	$368.2	$367.5	$0.7	0%	$731.0	$728.3	$2.7	0%

Cost of Services and Products
Wireline	$71.2	$67.6	$3.6	5%	$140.0	$133.5	$6.5	5%
Wireless	27.4	31.9	(4.5)	(14)%	56.9	63.9	(7.0)	(11)%
Data Center Colocation	17.8	14.4	3.4	24%	35.1	28.1	7.0	25%
IT Services and Hardware	63.3	62.6	0.7	1%	122.0	117.6	4.4	4%
Eliminations	(8.0)	(7.5)	(0.5)	(7)%	(16.5)	(14.9)	(1.6)	(11)%

Total cost of services and products	$171.7	$169.0	$2.7	2%	$337.5	$328.2	$9.3	3%

Selling, General and Administrative
Wireline	$30.7	$32.4	$(1.7)	(5)%	$61.2	$65.4	$(4.2)	(6)%
Wireless	10.6	14.2	(3.6)	(25)%	21.3	27.5	(6.2)	(23)%
Data Center Colocation	7.6	4.9	2.7	55%	14.1	10.6	3.5	33%
IT Services and Hardware	10.9	9.4	1.5	16%	21.2	19.3	1.9	10%
Corporate and eliminations	3.6	5.7	(2.1)	(37)%	9.6	8.4	1.2	14%

Total selling, general and administrative	$63.4	$66.6	$(3.2)	(5)%	$127.4	$131.2	$(3.8)	(3)%

Depreciation and Amortization
Wireline	$26.4	$25.1	$1.3	5%	$52.3	$50.5	$1.8	4%
Wireless	8.0	8.4	(0.4)	(5)%	15.9	17.1	(1.2)	(7)%
Data Center Colocation	17.0	13.0	4.0	31%	32.6	25.0	7.6	30%
IT Services and Hardware	2.3	2.2	0.1	5%	3.9	4.4	(0.5)	(11)%
Corporate	—	0.1	(0.1)	n/m	0.1	0.2	(0.1)	(50)%

Total depreciation and amortization	$53.7	$48.8	$4.9	10%	$104.8	$97.2	$7.6	8%

Other*
Wireline	$0.7	$4.7	$(4.0)	(85)%	$0.7	$4.7	$(4.0)	(85)%
Wireless	—	—	—	n/m	0.5	1.1	(0.6)	(55)%
Data Center Colocation	13.5	—	13.5	n/m	13.5	—	13.5	n/m
IT Services and Hardware	—	—	—	n/m	—	—	—	n/m
Corporate	—	0.8	(0.8)	n/m	0.4	1.9	(1.5)	(79)%

Total other	$14.2	$5.5	$8.7	158%	$15.1	$7.7	$7.4	96%

Operating Income (Loss)
Wireline	$54.7	$55.4	$(0.7)	(1)%	$111.9	$115.0	$(3.1)	(3)%
Wireless	15.8	15.2	0.6	4%	30.9	31.5	(0.6)	(2)%
Data Center Colocation	(1.9)	12.8	(14.7)	n/m	11.3	24.8	(13.5)	(54)%
IT Services and Hardware	0.8	1.5	(0.7)	(47)%	3.4	4.7	(1.3)	(28)%
Corporate	(4.2)	(7.3)	3.1	42%	(11.3)	(12.0)	0.7	6%

Total operating income	$65.2	$77.6	$(12.4)	(16)%	$146.2	$164.0	$(17.8)	(11)%

	*Other includes restructuring charges, curtailment loss, acquisition costs and asset impairments.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	June 30,	March 31,	Change
	2012	2012	$	%
Revenue
Wireline	$183.7	$182.4	$1.3	1%
Wireless	61.8	63.7	(1.9)	(3)%
Data Center Colocation	54.0	52.6	1.4	3%
IT Services and Hardware	77.3	73.2	4.1	6%
Eliminations	(8.6)	(9.1)	0.5	5%

Total revenue	$368.2	$362.8	$5.4	1%

Cost of Services and Products
Wireline	$71.2	$68.8	$2.4	3%
Wireless	27.4	29.5	(2.1)	(7)%
Data Center Colocation	17.8	17.3	0.5	3%
IT Services and Hardware	63.3	58.7	4.6	8%
Eliminations	(8.0)	(8.5)	0.5	6%

Total cost of services and products	$171.7	$165.8	$5.9	4%

Selling, General and Administrative
Wireline	$30.7	$30.5	$0.2	1%
Wireless	10.6	10.7	(0.1)	(1)%
Data Center Colocation	7.6	6.5	1.1	17%
IT Services and Hardware	10.9	10.3	0.6	6%
Corporate and eliminations	3.6	6.0	(2.4)	(40)%

Total selling, general and administrative	$63.4	$64.0	$(0.6)	(1)%

Depreciation and Amortization
Wireline	$26.4	$25.9	$0.5	2%
Wireless	8.0	7.9	0.1	1%
Data Center Colocation	17.0	15.6	1.4	9%
IT Services and Hardware	2.3	1.6	0.7	44%
Corporate	—	0.1	(0.1)	n/m

Total depreciation and amortization	$53.7	$51.1	$2.6	5%

Other*
Wireline	$0.7	$—	$0.7	n/m
Wireless	—	0.5	(0.5)	n/m
Data Center Colocation	13.5	—	13.5	n/m
IT Services and Hardware	—	—	—	n/m
Corporate	—	0.4	(0.4)	n/m

Total other	$14.2	$0.9	$13.3	n/m

Operating Income (Loss)
Wireline	$54.7	$57.2	$(2.5)	(4)%
Wireless	15.8	15.1	0.7	5%
Data Center Colocation	(1.9)	13.2	(15.1)	n/m
IT Services and Hardware	0.8	2.6	(1.8)	(69)%
Corporate	(4.2)	(7.1)	2.9	41%

Total operating income	$65.2	$81.0	$(15.8)	(20)%

	*Other includes restructuring charges and asset impairments.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	June 30,	March 31,	June 30,
	2012	2012	2011

Local access lines	598.5	608.6	650.6

Long distance lines	433.6	439.2	467.8

High-speed internet subscribers
DSL subscribers	210.5	214.4	224.6
Fioptics subscribers	47.1	42.8	33.3

	257.6	257.2	257.9

Fioptics entertainment subscribers	46.4	42.7	33.6

Wireless
Postpaid wireless subscribers	284.9	297.7	331.4
Prepaid wireless subscribers	145.2	148.7	155.9
	430.1	446.4	487.3

Data Center Colocation
Data center capacity (in square feet)	801,000	806,000	669,000
Utilization rate*	85%	85%	90%

*
Data center utilization is calculated by dividing data center square footage that is committed contractually to customers, if built, by total data center square footage. Some data center square footage that is committed contractually may not yet be billed to the customer.

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2010				2011				2012
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
Local Access Lines

In-Territory:
Primary Residential	354.1	345.5	336.8	328.9	321.8	313.8	304.8	296.7	288.9	281.7
Secondary Residential	21.8	20.8	19.3	19.1	18.3	16.3	15.6	14.9	14.2	13.6
Business/Other	261.9	258.7	256.2	252.5	250.7	248.7	244.4	240.8	238.5	237.5
Total In-Territory	637.8	625.0	612.3	600.5	590.8	578.8	564.8	552.4	541.6	532.8

Out-of-Territory:
Primary Residential	32.9	32.5	32.1	31.2	30.4	29.3	27.8	26.7	25.2	24.3
Secondary Residential	1.1	1.1	1.0	1.0	0.9	0.9	0.9	0.8	0.8	0.8
Business/Other	39.9	40.4	41.5	41.4	41.5	41.6	41.8	41.4	41.0	40.6
Total Out-of-Territory	73.9	74.0	74.6	73.6	72.8	71.8	70.5	68.9	67.0	65.7

Total Access Lines	711.7	699.0	686.9	674.1	663.6	650.6	635.3	621.3	608.6	598.5

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	June 30,	March 31,	December 31,
	2012	2012	2011

Receivables Facility	$19.0	$—	$—
7% Senior Notes due 2015	250.0	250.2	250.4
8 1/4% Senior Notes due 2017	500.0	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
8 3/8% Senior Notes due 2020	775.0	775.0	775.0
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	207.5	207.5	207.5
Capital leases and other debt	143.6	141.8	144.4
Net unamortized discount	(7.9)	(8.3)	(8.7)

Total debt	2,552.2	2,531.2	2,533.6

Less: Interest rate swap adjustment	(2.4)	(2.7)	(2.9)
Less: Cash and cash equivalents	(4.1)	(6.9)	(73.7)

Net debt (as defined by the company)	$2,545.7	$2,521.6	$2,457.0

Credit facility availability	$210.0	$210.0	$210.0

Common shares outstanding	197.4	197.2	195.7

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Three Months Ended June 30, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$4.5
Add:
Income tax expense						7.0
Interest expense						53.7

Operating Income (Loss) (GAAP)	$54.7	$15.8	$(1.9)	$0.8	$(4.2)	$65.2
Add:
Depreciation and amortization	26.4	8.0	17.0	2.3	—	53.7
Restructuring charges	0.7	—	0.5	—	—	1.2
Asset impairments	—	—	13.0	—	—	13.0
Legal claim costs	—	—	0.2	—	—	0.2
Pension and other retirement plan expenses	6.0	—	—	—	0.3	6.3

Adjusted EBITDA (Non-GAAP)	$87.8	$23.8	$28.8	$3.1	$(3.9)	$139.6

Adjusted EBITDA Margin	48%	39%	53%	4%	—	38%

	Three Months Ended March 31, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$12.6
Add:
Income tax expense						12.5
Interest expense						54.4
Other expense, net						1.5

Operating Income (GAAP)	$57.2	$15.1	$13.2	$2.6	$(7.1)	$81.0
Add:
Depreciation and amortization	25.9	7.9	15.6	1.6	0.1	51.1
Restructuring charges	—	0.5	—	—	0.4	0.9
Pension and other retirement plan expenses	5.4	—	—	—	0.4	5.8

Adjusted EBITDA (Non-GAAP)	$88.5	$23.5	$28.8	$4.2	$(6.2)	$138.8

Adjusted EBITDA Margin	49%	37%	55%	6%	—	38%

Sequential dollar change in Adjusted EBITDA	$(0.7)	$0.3	$—	$(1.1)	$2.3	$0.8

Sequential percentage change in Adjusted EBITDA	(1)%	1%	0%	(26)%	37%	1%

	Three Months Ended June 30, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$13.5
Add:
Income tax expense						10.7
Interest expense						53.4

Operating Income (GAAP)	$55.4	$15.2	$12.8	$1.5	$(7.3)	$77.6
Add:
Depreciation and amortization	25.1	8.4	13.0	2.2	0.1	48.8
Acquisition costs	—	—	—	—	0.8	0.8
Asset impairments	0.5	—	—	—	—	0.5
Pension and other retirement plan expenses	9.1	—	—	—	0.4	9.5

Adjusted EBITDA (Non-GAAP)	$90.1	$23.6	$25.8	$3.7	$(6.0)	$137.2

Adjusted EBITDA Margin	49%	34%	57%	5%	—	37%

Year-over-year dollar change in Adjusted EBITDA	$(2.3)	$0.2	$3.0	$(0.6)	$2.1	$2.4

Year-over-year percentage change in Adjusted EBITDA	(3)%	1%	12%	(16)%	35%	2%

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Six Months Ended June 30, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$17.1
Add:
Income tax expense						19.5
Interest expense						108.1
Other expense, net						1.5

Operating Income (GAAP)	$111.9	$30.9	$11.3	$3.4	$(11.3)	$146.2
Add:
Depreciation and amortization	52.3	15.9	32.6	3.9	0.1	104.8
Restructuring charges	0.7	0.5	0.5	—	0.4	2.1
Asset impairments	—	—	13.0	—	—	13.0
Legal claim costs	—	—	0.2	—	—	0.2
Pension and other retirement plan expenses	11.4	—	—	—	0.7	12.1

Adjusted EBITDA (Non-GAAP)	$176.3	$47.3	$57.6	$7.3	$(10.1)	$278.4

Adjusted EBITDA Margin	48%	38%	54%	5%	—	38%

	Six Months Ended June 30, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$31.4
Add:
Income tax expense						24.7
Interest expense						107.9

Operating Income (GAAP)	$115.0	$31.5	$24.8	$4.7	$(12.0)	$164.0
Add:
Depreciation and amortization	50.5	17.1	25.0	4.4	0.2	97.2
Acquisition costs	—	—	—	—	1.9	1.9
Asset impairments	0.5	1.1	—	—	—	1.6
Pension and other retirement plan expenses	14.1	—	—	—	0.8	14.9

Adjusted EBITDA (Non-GAAP)	$180.1	$49.7	$49.8	$9.1	$(9.1)	$279.6

Adjusted EBITDA Margin	49%	35%	56%	6%	—	38%

Year-over-year dollar change in Adjusted EBITDA	$(3.8)	$(2.4)	$7.8	$(1.8)	$(1.0)	$(1.2)

Year-over-year percentage change in Adjusted EBITDA	(2)%	(5)%	16%	(20)%	(11)%	0%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Cash provided by operating activities	$68.3	$52.9	$91.9	$117.9

Capital expenditures	(82.8)	(40.1)	(167.4)	(92.5)
Other, net	—	(0.3)	—	(0.2)

Cash used in investing activities	(82.8)	(40.4)	(167.4)	(92.7)

Increase in corporate credit and receivables facilities, net	19.0	0.4	19.0	0.4
Repayment of debt	(4.0)	(3.2)	(8.0)	(6.2)
Debt issuance costs	—	(0.8)	—	(0.8)
Dividends paid on preferred stock	(2.6)	(2.6)	(5.2)	(5.2)
Common stock repurchase	—	—	(0.3)	—
Other, net	(0.7)	(0.2)	0.4	(0.6)

Cash provided by (used in) financing activities	11.7	(6.4)	5.9	(12.4)

Net (decrease) increase in cash and cash equivalents	(2.8)	6.1	(69.6)	12.8
Cash and cash equivalents at beginning of period	6.9	84.0	73.7	77.3

Cash and cash equivalents at end of period	$4.1	$90.1	$4.1	$90.1

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net (decrease) increase in cash and cash equivalents	$(2.8)	$6.1	$(69.6)	$12.8
Less adjustments:
Increase in corporate credit and receivables facilities, net	(19.0)	(0.4)	(19.0)	(0.4)
Repayment of debt	4.0	3.2	8.0	6.2
Debt issuance costs	—	0.8	—	0.8
Acquisition costs	—	0.8	—	1.9
Common stock repurchase	—	—	0.3	—

Free cash flow (as defined by the company)	$(17.8)	$10.5	$(80.3)	$21.3

Income tax payments (refunds)	$0.1	$—	$(0.7)	$(1.3)

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended June 30, 2011	$10.5

Increase in Adjusted EBITDA	2.4
Increase in capital expenditures	(42.7)
Increase in pension and postretirement payments and contributions	(2.2)
Change in working capital and other	14.2

Free Cash Flow for the three months ended June 30, 2012	$(17.8)

Free Cash Flow for the six months ended June 30, 2011	$21.3

Decrease in Adjusted EBITDA	(1.2)
Increase in capital expenditures	(74.9)
Decrease in pension and postretirement payments and contributions	0.7
Change in working capital and other	(26.2)

Free Cash Flow for the six months ended June 30, 2012	$(80.3)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011

Wireline	$26.4	$23.3	$37.4	$27.1	$22.6
Wireless	1.9	6.3	7.0	4.9	0.9
Data Center Colocation	52.0	52.8	41.3	41.0	14.6
IT Services and Hardware	2.5	2.2	2.8	1.5	2.0
Total capital expenditures	$82.8	$84.6	$88.5	$74.5	$40.1

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2012
		June 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$368.2	$—		$368.2

	Costs and expenses
	Cost of services and products	171.7	—		171.7
	Selling, general and administrative	63.4	(0.2)	[A]	63.2
	Depreciation and amortization	53.7	—		53.7
	Restructuring charges	1.2	(1.2)	[B]	—
	Asset impairments	13.0	(13.0)	[C]	—
	Operating income	65.2	14.4		79.6

	Interest expense	53.7	—		53.7

	Income before income taxes	11.5	14.4		25.9
	Income tax expense	7.0	5.8		12.8

	Net income	4.5	8.6		13.1

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$1.9	$8.6		$10.5

	Weighted average diluted common shares	201.7	201.7		201.7

	Diluted earnings per common share	$0.01	$0.04		$0.05

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with the investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2011
		June 30, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$367.5	$—		$367.5

	Costs and expenses
	Cost of services and products	169.0	—		169.0
	Selling, general and administrative	66.6	—		66.6
	Depreciation and amortization	48.8	—		48.8
	Curtailment loss	4.2	(4.2)	[A]	—
	Acquisition costs	0.8	(0.8)	[B]	—
	Asset impairments	0.5	(0.5)	[C]	—
	Operating income	77.6	5.5		83.1

	Interest expense	53.4	—		53.4

	Income before income taxes	24.2	5.5		29.7
	Income tax expense	10.7	2.2		12.9

	Net income	13.5	3.3		16.8

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$10.9	$3.3		$14.2

	Weighted average diluted common shares	201.0	201.0		201.0

	Diluted earnings per common share	$0.05	$0.02		$0.07

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Curtailment of bargained pension plan as a result of pension service credits being frozen for the majority of the plan participants.

B	Acquisition costs consist of legal and professional fees incurred in due diligence.

C	Impairment recorded to reduce carrying value of property to reflect its estimated fair value.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2012
		June 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$731.0	$—		$731.0

	Costs and expenses
	Cost of services and products	337.5	—		337.5
	Selling, general and administrative	127.4	(0.2)	[A]	127.2
	Depreciation and amortization	104.8	—		104.8
	Restructuring charges	2.1	(2.1)	[B]	—
	Asset impairments	13.0	(13.0)	[C]	—
	Operating income	146.2	15.3		161.5

	Interest expense	108.1	—		108.1
	Other expense, net	1.5	(1.4)	[D]	0.1

	Income before income taxes	36.6	16.7		53.3
	Income tax expense	19.5	6.7		26.2

	Net income	17.1	10.0		27.1

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$11.9	$10.0		$21.9

	Weighted average diluted common shares	201.7	201.7		201.7

	Diluted earnings per common share	$0.06	$0.05		$0.11

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with the investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

D	Loss on termination of financing obligation.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2011
		June 30, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$728.3	$—		$728.3

	Costs and expenses
	Cost of services and products	328.2	—		328.2
	Selling, general and administrative	131.2	—		131.2
	Depreciation and amortization	97.2	—		97.2
	Curtailment loss	4.2	(4.2)	[A]	—
	Acquisition costs	1.9	(1.9)	[B]	—
	Asset impairments	1.6	(1.6)	[C]	—
	Operating income	164.0	7.7		171.7

	Interest expense	107.9	—		107.9

	Income before income taxes	56.1	7.7		63.8
	Income tax expense	24.7	3.1		27.8

	Net income	31.4	4.6		36.0

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$26.2	$4.6		$30.8

	Weighted average diluted common shares	200.7	200.7		200.7

	Diluted earnings per common share	$0.13	$0.02		$0.15

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Curtailment of bargained pension plan as a result of pension service credits being frozen for the majority of the plan participants.

B	Acquisition costs consist of legal and professional fees incurred in due diligence.

C	Impairment recorded to reduce carrying value of property to reflect its estimated fair value.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2012 Operating Income (GAAP) Guidance	$280

Add:

Depreciation and amortization	210
Other	3
Pension and other retirement plan expenses	24
Asset impairments	13

2012 Adjusted EBITDA (Non-GAAP) Guidance	$530	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor / Media contact:
John Caulfield, 513-397-0487
John.Caulfield@cinbell.com